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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                January 20, 1998
                Date of report (Date of Earliest Event Reported)



                                EQUITY INNS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

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

         Tennessee                      O-23290                   62-1550848
----------------------------      ---------------------      -------------------
(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
     of Incorporation)                                       Identification No.)
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                                 4735 Spottswood
                                    Suite 102
                            Memphis, Tennessee 38117
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 761-9651
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.           OTHER EVENTS.


         On January 20, 1998, Equity Inns, Inc. (the "Company"), through Equity Inns Partnership, L.P. (the "Partnership"), in which a wholly-owned subsidiary of the Company currently has an approximate 95.1% general partnership interest, entered into a strategic alliance agreement (the "Alliance Agreement") with U.S. Franchise Systems, Inc. ("U.S. Franchise Systems"), a publicly traded hotel franchise company, which owns the franchise system right for the Hawthorn Suites brand of upscale extended-stay hotels.

         Under the terms of the Alliance Agreement, the Company will have a right of first offer until December 31, 2000, to purchase any and all Hawthorn Suites or Hawthorn Suites LTD hotels located in 19 eastern and mid-western states and Washington, D.C. in which U.S. Franchise Systems has a 51% or more ownership interest. U.S. Franchise Systems has agreed to offer to sell to the Company not fewer than twelve hotels during each of 1998, 1999 and 2000. In the event that a total of 30 hotels have not been offered to the Company by December 31, 2000, the Alliance Agreement shall survive until such time as a total of 36 hotels have been offered by U.S. Franchise Systems to the Company. The Company may lease the hotels to a subsidiary of U.S. Franchise Systems. The areas in which the Company has the right of first offer are New York, New Jersey, Connecticut, Rhode Island, Massachusetts, Maine, New Hampshire, Vermont, Pennsylvania, Maryland, Delaware, Illinois, Ohio, Michigan, Wisconsin, Minnesota, Washington, D.C., Virginia, Georgia and Indiana.

         U.S. Franchise Systems acquires, markets and expands hotel franchises and hotel chains, including the upscale, extended-stay Hawthorn Suites hotel brand. Hawthorn Suites hotels offer side-by-side separate living and sleeping rooms and fully equipped kitchens, a complimentary hot breakfast buffet and evening refreshments. U.S. Franchise Systems ended 1997 with 557 properties open or planned systemwide, including 446 Microtel Inn & Suites hotels, the chain of all newly-constructed interior corridor budget hotels, and 111 Hawthorn Suites hotels.

         The Company is a self-advised equity real estate investment trust that focuses on the extended stay, all-suite and premium limited service segments of the hotel industry. The Company currently owns 89 hotels with a total of 10,778 rooms located in 30 states, consisting of 57 Hampton Inns, ten AmeriSuites, nine Residence Inns, five Homewood Suites, three Comfort Inns, four Holiday Inns and one Holiday Inn Express.








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ITEM 7.             EXHIBITS.
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10.1                Alliance Agreement dated as of January 20, 1998 between U.S.
                    Franchise Systems, Inc. and Equity Inns Partnership, L.P.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         EQUITY INNS, INC.


February 3, 1998
                                         By: /s/ Howard A. Silver
                                             ------------------------
                                             Howard A. Silver
                                             Executive Vice President,
                                             Secretary, Treasurer and
                                             Chief Financial Officer







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                                  EXHIBIT INDEX
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10.1      Alliance Agreement dated as of January 20, 1998 between U.S. Franchise
          Systems, Inc. and Equity Inns Partnership, L.P.

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